MUNIYIELD
ARIZONA
FUND, INC.



FUND LOGO



Semi-Annual Report

April 30, 2000



MuniYield Arizona Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Arizona taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Arizona income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Arizona Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Arizona Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIYIELD ARIZONA FUND, INC.


The Benefits and
Risks of
Leveraging


MuniYield Arizona Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield Arizona Fund, Inc., April 30, 2000


TO OUR SHAREHOLDERS


For the six months ended April 30, 2000, the Common Stock of MuniYield Arizona Fund, Inc. earned $0.341 per share income dividends, which included earned and unpaid dividends of $0.057. This represents a net annualized yield of 5.46%, based on a month-end per share net asset value of $12.55. Over the same period, the total investment return on the Fund's Common Stock was +3.30%, based on a change in per share net asset value from $12.54 to $12.55, and assuming reinvestment of $0.342 per share income dividends.

For the six-month period ended April 30, 2000, the Fund's Auction
Market Preferred Stock had an average yield of 3.84% for Series A and 3.90% for Series B.

The Municipal Market Environment
Since October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.


Portfolio Strategy
During the six-month period ended April 30, 2000, we maintained a neutral position toward the municipal bond market. With tax-exempt bonds offering some of the highest yields since mid-1996, we found it advantageous to spend a portion of the Fund's cash reserves and purchase bonds with attractive yields. Our portfolio strategy focused on raising the Fund's current yield in an effort to increase portfolio income and provide more stability to the Fund's net asset value. We pursued this goal by generally selling lower-coupon bonds in exchange for higher-coupon bonds. We implemented these measures in part to offset the rise in short-term interest rate levels paid to the Preferred Stock shareholders.

The Fund's cost of borrowing increased somewhat in recent months as short-term tax-exempt interest rates rose along with the adjustment evident in the taxable market. Long-term tax-exempt interest rates have actually declined modestly, causing the municipal yield curve to flatten. While this flattening has reduced the incremental yield enhancement resulting from leveraging the Fund's Common Stock, it is important to note that in contrast to the inverted shape of the US Treasury yield curve, the municipal yield curve remained positively sloped. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

During the six-month period ended April 30, 2000, Arizona municipal bonds did not trade as aggressively as previously experienced, especially when compared to municipal bonds nationally. We believe this occurred because of lax retail demand. Although a relatively larger percentage of total municipal bond issuance originated in Arizona during the period, Arizona municipal bond issuance dropped 21% during the period, as compared to 26% nationally.

Given the current economic backdrop of generally rising Federal Fund rates and unusually strong economic growth, we do not anticipate moving to a more aggressive investment approach. Should the Federal Reserve Board move dramatically to rein in the economy (as it did when it raised interest rates on May 16, 2000, after the close of the period), we would take steps to participate in any bond market rally. We look to continue to focus on high-quality bonds. At April 30, 2000, 82.5% of the Fund's holdings were in bonds rated A or better by at least one of the major rating agencies. Looking forward, we expect to remain substantially invested in an effort to enhance shareholder income.


MuniYield Arizona Fund, Inc., April 30, 2000


In Conclusion

We appreciate your ongoing interest in MuniYield Arizona Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Michael Kalinoski)
Michael Kalinoski
Vice President and Portfolio Manager



June 5, 2000


We are pleased to announce that Michael A. Kalinoski is responsible for the day-to-day management of MuniYield Arizona Fund, Inc.
Mr. Kalinoski has been employed by Merrill Lynch Asset Management, L.P. since 1999 as Portfolio Manager. Mr. Kalinoski was previously employed from 1993 to 1999 as a municipal trader with Strong Capital Management.


PROXY RESULTS
During the six-month period ended April 30, 2000, MuniYield Arizona
Fund, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on
April 27, 2000. The description of each proposal and number of shares voted are as follows:
                                                                          Shares Voted                   Shares Withheld
                                                                              For                          From Voting
1.  To elect the Fund's Board of Directors:    Terry K. Glenn              2,665,268                          50,050
                                               James H. Bodurtha           2,658,268                          57,050
                                               Herbert I. London           2,664,458                          50,850
                                               Roberta Cooper Ramo         2,663,468                          51,850
                                               Arthur Zeikel               2,652,675                          62,643

                                                                          Shares Voted     Shares Voted     Shares Voted
                                                                              For            Against          Abstain

2.  To ratify the selection of Deloitte & Touche LLP as
    the Fund's independent auditors for the current fiscal year.           2,646,327           16,330         52,661

During the six-month period ended April 30, 2000, MuniYield Arizona
Fund, Inc.'s Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

                                                                          Shares Voted                   Shares Withheld
                                                                              For                          From Voting

1.  To elect the Fund's Board of Directors: Terry K. Glenn,
    James H. Bodurtha, Herbert I. London, Joseph L. May,
    Andre F. Perold, Roberta Cooper Ramo, and
    Arthur Zeikel as follows:                  Series A                       280                                0
                                               Series B                       479                                0

                                                                          Shares Voted     Shares Voted     Shares Voted
                                                                              For            Against          Abstain
2.  To ratify the selection of Deloitte & Touche LLP as the
    Fund's independent auditors for the current fiscal year
    as follows:                                Series A                       280               0                  0
                                               Series B                       479               0                  0


SCHEDULE OF INVESTMENTS                                                                               (in Thousands)
                   S&P        Moody's    Face
STATE              Ratings    Ratings   Amount  Issue                                                          Value
Arizona--92.6%                                  Arizona Health Facilities Authority Revenue Bonds
                                                (Catholic Healthcare West), Series A:
                   BBB+       Baa1     $  750      6.125% due 7/01/2009                                       $    736
                   BBB+       Baa1      1,000      6.625% due 7/01/2020                                            979

                   AAA        Aaa         325   Arizona State Municipal Financing Program, COP,
                                                Series 34, 7.25% due 8/01/2009 (b)                                 369

                                                Arizona Student Loan Aquisition Authority,
                                                Student Loan Revenue Refunding Bonds, AMT:
                   NR*        A2        2,000      Junior Subordinated Series B-1, 6.15% due 5/01/2029           1,997
                   NR*        Aaa       1,000      Senior-Series A-1, 5.90% due 5/01/2024                          982

                   AAA        Aaa       1,000   Chandler, Arizona, Water and Sewer Revenue Bonds,
                                                6.50% due 7/01/2006 (k)(l)                                       1,083

                                                Coconino County, Arizona, Pollution Control
                                                Corporation, PCR (Nevada Power Co. Project), AMT:
                   BBB        NR*       2,500      6.375% due 10/01/2036                                         2,357
                   BBB        NR*       3,000      Series B, 5.80% due 11/01/2032                                2,568

                   A1+        P1          400   Coconino County, Arizona, Pollution Control Corporation
                                                Revenue Bonds (Arizona Public Service Co.-Navajo Project),
                                                VRDN, AMT, Series A, 5.05% due 10/01/2029 (n)                      400

                   AAA        Aaa         605   Gilbert, Arizona, GO (Projects of 1988), Series C,
                                                8.50% due 7/01/2004 (k)(l)                                         689

                                                Glendale, Arizona, Development Authority, Educational
                                                Facilities Revenue Refunding Bonds (American Graduate
                                                School International)(c):
                   AAA        NR*         500      7% due 7/01/2005 (l)                                            547
                   AAA        NR*         500      7.125% due 7/01/2005 (l)                                        550
                   AAA        NR*         500      5.875% due 7/01/2015                                            508


Portfolio
Abbreviations


To simplify the listings of MuniYield Arizona Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax
           (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
IDA        Industrial Development Authority
LEVRRS     Leveraged Reverse Rate Securities
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes
YCN        Yield Curve Notes



SCHEDULE OF INVESTMENTS (concluded)                                                                   (in Thousands)
                   S&P        Moody's    Face
STATE              Ratings    Ratings   Amount  Issue                                                          Value
Arizona            AAA        Aaa     $ 1,250   Glendale, Arizona, IDA, Revenue Refunding Bonds
(concluded)                                     (Midwestern University), Series A, 5.375% due 5/15/2028 (k)   $  1,161

                   AAA        Aaa       2,920   Maricopa County, Arizona, Alhambra, Elementary School
                                                District Number 68, GO, Refunding, Series A, 6.80%
                                                due 7/01/2011 (a)                                                3,104

                                                Maricopa County, Arizona, Chandler Unified School
                                                District Number 80, GO (e):
                   AAA        Aaa         405      6.25% due 7/01/2011                                             439
                   AAA        Aaa         595      6.25% due 7/01/2011 (d)                                         645

                   AAA        Aaa       1,500   Maricopa County, Arizona, Gilbert Unified School
                                                District Number 41, GO, 6.25% due 7/01/2015 (i)                  1,580

                   BBB        Baa1      2,405   Maricopa County, Arizona, Hospital Revenue Refunding
                                                Bonds (Sun Health Corporation), 6.125% due 4/01/2018             2,298
                                                Maricopa County, Arizona, IDA, Hospital Facility
                                                Revenue Refunding Bonds (Samaritan Health Services),
                                                Series A (d)(k):
                   AAA        Aaa         500      7% due 12/01/2013                                               517
                   AAA        Aaa       2,400      7% due 12/01/2016                                             2,713

                                                Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds:
                   NR*        Aaa         750      (Arborwood Apartments Project), Series A, 5.05%
                                                   due 10/01/2029 (k)                                              638
                   AAA        NR*       2,395      (Place Five and Greenery Apartments), Series A,
                                                   6.625% due 1/01/2027 (d)                                      2,517

                   AAA        Aaa       1,000   Maricopa County, Arizona, Mesa Unified School
                                                District Number 4, GO (Project of 1995), Series D,
                                                6% due 7/01/2007 (e)                                             1,054

                   AAA        Aaa       1,500   Maricopa County, Arizona, Peoria Unified School
                                                District Number 11, GO, Refunding, 6.10% due 7/01/2010 (a)       1,559

                                                Maricopa County, Arizona, Pollution Control
                                                Corporation, PCR, Refunding (Public Service
                                                Company of New Mexico Project), Series A:
                   BBB-       Baa3      2,125      5.75% due 11/01/2022                                          1,888
                   BBB-       Baa3      2,250      6.30% due 12/01/2026                                          2,160

                   AA         Aa2       1,825   Maricopa County, Arizona, Scottsdale Unified
                                                School District Number 48, GO, 6.60% due 7/01/2012               2,053

                   AAA        Aaa         500   Maricopa County, Arizona, Tempe Elementary Unified
                                                School District Number 3, GO, Refunding, 7.50% due
                                                7/01/2010 (e)                                                      590
                   AAA        Aaa       1,500   Mesa, Arizona, IDA, Revenue Bonds (Discovery
                                                Health Systems), Series A, 5.625% due 1/01/2015 (k)              1,498

                                                Mesa, Arizona, Utility System Revenue Bonds:
                   AAA        Aaa       3,500      6.125% due 7/01/2007 (e)(l)                                   3,740
                   AAA        Aaa       1,000      6.50% due 7/01/2009 (k)                                       1,097

                   AAA        Aaa       1,000   Mohave County, Arizona, IDA, Hospital System
                                                Revenue Bonds (Baptist Hospital), 5.50% due 9/01/2021 (k)          953

                   AA-        AAA       1,000   Phoenix, Arizona, Civic Improvement Corporation,
                                                Water System Revenue Bonds, Junior Lien, 6% due 7/01/2006 (l)    1,050

                                                Phoenix, Arizona, GO:
                   AA+        Aa1       2,655      4.50% due 7/01/2019                                           2,213
                   AAA        Aaa       2,750      4.50% due 7/01/2022                                           2,233
                   AA+        Aa1       5,020      4.50% due 7/01/2022 (k)                                       4,066

                   AAA        Aaa       1,350   Pima County, Arizona, Amphitheater Unified School
                                                District Number 10, GO (Projects of 1994), Series D,
                                                7% due 7/01/2007 (e)                                             1,501

                   AAA        NR*         500   Pima County, Arizona, IDA, M/F Housing Revenue Bonds
                                                (Ria Nova and Villa Projects), 5.125% due 12/20/2018 (f)(j)        451

                   AAA        Aaa       1,000   Pima County, Arizona, IDA, Revenue Refunding Bonds
                                                (HealthPartners), Series A, 5.625% due 4/01/2014 (k)             1,004

                   AAA        NR*       1,000   Pima County, Arizona, IDA, S/F Mortgage Revenue
                                                Refunding Bonds, AMT, Series A-1, 6.20% due
                                                11/01/2030 (g)(h)                                                1,045

                   AAA        Aaa       3,050   Pima County, Arizona, Unified School District
                                                Number 1, Tucson, GO, Refunding, 7.50% due 7/01/2009 (e)         3,561

                   AA         Aa2       1,500   Salt River Project, Arizona, Agriculture Improvement
                                                and Power District, Electric System Revenue Refunding
                                                Bonds, Series A, 5.75% due 1/01/2007                             1,553

                   AA+        Aa1       1,000   Scottsdale, Arizona, GO, 6.25% due 7/01/2015                     1,061

                   AA         Aa1       4,250   Scottsdale, Arizona, Water and Sewer Revenue Bonds
                                                (Project of 1989), Series E, 4.50% due 7/01/2023                 3,416

                   AAA        Aaa       1,000   Tempe, Arizona, Unified High School District Number
                                                213, School Improvements, GO, 7% due 7/01/2008 (e)               1,124

                   AAA        Aaa       1,000   Tucson, Arizona, GO, Refunding, 6.40% due 7/01/2008 (e)          1,087

                   AAA        Aaa       1,000   Tucson, Arizona, GO, Series A, 5.375% due 7/01/2017 (k)            971

                   AAA        Aaa       1,375   Tucson, Arizona, Local Development Business,
                                                Development Finance Corporation, Lease Revenue
                                                Refunding Bonds, 6.25% due 7/01/2012 (e)                         1,423

                   AAA        Aaa       1,250   Tucson, Arizona, Street and Highway User Revenue Bonds,
                                                Junior Lien, Series 1994-D, 6.60% due 7/01/2011 (k)              1,405

                                                Tucson, Arizona, Water Revenue Refunding Bonds:
                   A+         A1        1,430      6.50% due 7/01/2016 (a)                                       1,484
                   AAA        Aaa       2,000      5.125% due 7/01/2021 (e)                                      1,812

                   AA         A1        1,345   University of Arizona, University Revenue
                                                Refunding Bonds, 6.25% due 6/01/2011                             1,393

Puerto Rico--5.4%                               Puerto Rico Commonwealth, GO, Refunding (m):
                   AAA        Aaa         500      RITR, Class R, Series 3, 6.47% due 7/01/2016 (k)                512
                   AAA        Aaa       2,000      YCN, 8.196% due 7/01/2020 (i)                                 1,993

                   AAA        Aaa       2,000   Puerto Rico Electric Power Authority, Power
                                                Revenue Refunding Bonds, LEVRRS, 7.678% due
                                                7/01/2002 (i)(l)(m)                                              2,150

                   Total Investments (Cost--$85,604)--98.0%                                                     84,477

                   Other Assets Less Liabilities--2.0%                                                           1,692
                                                                                                              --------
                   Net Assets--100.0%                                                                         $ 86,169
                                                                                                              ========


                (a)AMBAC Insured.
                (b)BIG Insured.
                (c)Connie Lee Insured.
                (d)Escrowed to maturity.
                (e)FGIC Insured.
                (f)FHA Insured.
                (g)FHLMC Collateralized.
                (h)FNMA/GNMA Collateralized.
                (i)FSA Insured.
                (j)GNMA Collateralized.
                (k)MBIA Insured.
                (l)Prerefunded.
                (m)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
                (n)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
                  *Not Rated.

                See Notes to Financial Statements.


MuniYield Arizona Fund, Inc., April 30, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2000
Assets:             Investments, at value (identified cost--$85,604,142)                                    $ 84,477,100
                    Cash                                                                                          11,944
                    Receivables:
                      Interest                                                             $  1,684,075
                      Securities sold                                                           734,283        2,418,358
                                                                                           ------------
                    Prepaid expenses and other assets                                                              3,043
                                                                                                            ------------
                    Total assets                                                                              86,910,445
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                      620,910
                      Dividends to shareholders                                                  48,765
                      Investment adviser                                                         33,293          702,968
                                                                                           ------------
                    Accrued expenses                                                                              38,116
                                                                                                            ------------
                    Total liabilities                                                                            741,084
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 86,169,361
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share
                      (1,212 shares of AMPS* issued and outstanding
                      at $25,000 per share liquidation preference)                                          $ 30,300,000
                      Common Stock, par value $.10 per share
                      (4,450,418 shares issued and outstanding)                            $    445,042
                    Paid-in capital in excess of par                                         60,632,835
                    Undistributed investment income--net                                        267,109
                    Accumulated realized capital losses on investments--net                  (4,348,583)
                    Unrealized depreciation on investments--net                              (1,127,042)
                                                                                           ------------
                    Total--Equivalent to $12.55 net asset value
                    per share of Common Stock (market price--$10.625)                                         55,869,361
                                                                                                            ------------
                    Total capital                                                                           $ 86,169,361
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2000
Investment          Interest and amortization of premium and discount earned                               $   2,474,483
Income:

Expenses:           Investment advisory fees                                               $    213,725
                    Commission fees                                                              38,189
                    Professional fees                                                            37,126
                    Transfer agent fees                                                          18,692
                    Accounting services                                                          16,596
                    Directors' fees and expenses                                                 12,151
                    Printing and shareholder reports                                             11,093
                    Listing fees                                                                  4,872
                    Pricing fees                                                                  3,674
                    Custodian fees                                                                3,672
                    Other                                                                         6,160
                                                                                           ------------
                    Total expenses before reimbursement                                         365,950
                    Reimbursement of expenses                                                    (6,629)
                                                                                           ------------
                    Total expenses after reimbursement                                                           359,321
                                                                                                            ------------
                    Investment income--net                                                                     2,115,162
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (256,146)
Unrealized          Change in unrealized depreciation on investments--net                                        331,644
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  2,190,660
                                                                                                            ============

                    See Notes to Financial Statements.



MuniYield Arizona Fund, Inc., April 30, 2000

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six        For the
                                                                                           Months Ended       Year Ended
                                                                                              April 30,      October 31,
                    Increase (Decrease) in Net Assets:                                          2000             1999
Operations:         Investment income--net                                                 $  2,115,162     $  4,113,137
                    Realized gain (loss) on investments--net                                   (256,146)         704,489
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                         331,644       (7,817,444)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                           2,190,660       (2,999,818)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                           (1,523,409)      (3,237,241)
                      Preferred Stock                                                          (585,295)        (905,157)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                                (2,108,704)      (4,142,398)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders
Transactions:       in reinvestment of dividends                                                     --          250,108
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                      81,956       (6,892,108)
                    Beginning of period                                                      86,087,405       92,979,513
                                                                                           ------------     ------------
                    End of period*                                                         $ 86,169,361     $ 86,087,405
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    267,109     $    260,651
                                                                                           ============     ============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended
                                                                     April 30,        For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                 2000       1999      1998      1997        1996
Per Share           Net asset value, beginning of period              $  12.54   $  14.14  $  13.61  $  13.06   $  13.29
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .47        .92       .95       .96        .98
                    Realized and unrealized gain
                    (loss) on investments--net                             .01      (1.59)      .53       .54       (.20)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .48       (.67)     1.48      1.50        .78
                                                                      --------   --------  --------  --------   --------
                    Less dividends to Common Stock
                    shareholders from investment income--net              (.34)      (.73)     (.72)     (.72)      (.76)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from
                    issuance of Common Stock                                --         --        --        --       (.02)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++++
                      Dividends to Preferred Stock
                      shareholders:
                        Investment income--net                            (.13)      (.20)     (.23)     (.23)      (.23)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  12.55   $  12.54  $  14.14  $  13.61   $  13.06
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 10.625   $11.5625  $ 14.125  $ 12.875   $ 12.125
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     (5.15%)++ (13.55%)   15.74%    12.46%      9.70%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   3.30%++   (6.34%)    9.61%    10.37%      4.47%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses, net of reimbursement***              1.29%*     1.25%     1.22%     1.29%      1.00%
Average Net Assets                                                    ========   ========  ========  ========   ========
of Common Stock:    Total expenses***                                    1.32%*     1.25%     1.22%     1.35%      1.32%
                                                                      ========   ========  ========  ========   ========
                    Total investment income--net***                      7.62%*     6.78%     6.88%     7.16%      7.50%
                                                                      ========   ========  ========  ========   ========
                    Amount of dividends to Preferred Stock
                    shareholders                                         2.11%*     1.49%     1.68%     1.74%      1.74%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                         5.51%*     5.29%     5.20%     5.42%      5.76%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses, net of reimbursement                  .84%*      .83%      .82%      .85%       .66%
Total Average Net                                                     ========   ========  ========  ========   ========
Assets:***++++      Total expenses                                        .85%*      .83%      .82%      .89%       .87%
                                                                      ========   ========  ========  ========   ========
                    Total investment income--net                         4.94%*     4.53%     4.63%     4.73%      4.93%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders            3.87%*     2.99%     3.42%     3.38%      3.35%
Average Net Assets                                                    ========   ========  ========  ========   ========
of Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                      $ 55,869   $ 55,787  $ 62,680  $ 60,286   $ 57,857
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding,
                    end of period (in thousands)                      $ 30,300   $ 30,300  $ 30,300  $ 30,300   $ 30,300
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  27.96%     29.48%    39.58%    34.49%     31.75%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  2,844   $  2,841  $  3,069  $  2,990   $  2,909
Dividends Per                                                         ========   ========  ========  ========   ========
Share on Preferred  Series A--Investment income--net                  $    409   $    756  $    842  $    820   $    824
Stock Outstanding:                                                    ========   ========  ========  ========   ========
                    Series B--Investment income--net                  $    556   $    740  $    863  $    865   $    849
                                                                      ========   ========  ========  ========   ========



                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value,
                    may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Aggregate total investment return.
                ++++Includes Common and Preferred Stock average net assets.
              ++++++The Fund's Preferred Stock was issued on December 2, 1993
                    (Series A) and March 27, 1995 (Series B).

                    See Notes to Financial Statements.


MuniYield Arizona Fund, Inc., April 30, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MZA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2000, FAMearned fees of $213,275, of which $6,629 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were $26,913,492 and $23,123,790, respectively.

Net realized losses for the six months ended April 30, 2000 and net unrealized losses as of April 30, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments            $   (256,146)   $(1,127,042)
                                 ------------    -----------
Total                            $   (256,146)   $(1,127,042)
                                 ------------    -----------

As of April 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $1,127,042, of which $1,748,628 related to appreciated securities and $2,875,670 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $85,604,142.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2000 remained constant and during the year ended October 31, 1999 increased by 18,085 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2000 were as follows: Series A, 4.35% and Series B, 4.70%.

Shares issued and outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $17,794 as commissions.


5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $3,836,000, of which $2,583,000 expires in 2002 and $1,253,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On May 5, 2000 the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.057000 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.



MuniYield Arizona Fund, Inc., April 30, 2000


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2000 were as follows:
                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    60.2%
AA/Aa                                      18.3
A/A                                         4.0
BBB/Baa                                    15.0
Other++                                     0.5

++Temporary investments in short-term securities.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert L. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Robert R. Martin, Director of MuniYield Arizona Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Martin well in his retirement.



Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286

ASE Symbol
MZA